UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2004

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events.

Anthem, Inc. (“Anthem”) is filing this Current Report on Form 8-K in connection with the public offering of its senior debt securities which were registered as part of Anthem’s Registration Statement on Form S-3 (Registration No. 333-101969) (the “Registration Statement”), which was declared effective on December 24, 2002. The terms of such senior debt securities are set forth in a Senior Note Indenture, dated as of December 31, 2002 between Anthem and The Bank of New York, as trustee (the “Trustee”) (attached hereto as Exhibit 4.16 and incorporated herein and in the Registration Statement by reference), as supplemented by a First Supplemental Indenture between Anthem and the Trustee (a form of which is attached hereto as Exhibit 4.20 and incorporated herein and in the Registration Statement by reference). The form of Underwriting Agreement that Anthem intends to enter into with Banc of America Securities LLC, the underwriter for the senior debt offering, is attached hereto as Exhibit 1.1 and incorporated herein and in the Registration Statement by reference. The computation of the ratio of earnings to fixed charges and an opinion of Anthem’s counsel with respect to the issuance of the senior debt securities are also attached hereto as exhibits and incorporated herein and in the Registration Statement by reference.

In addition, Anthem is filing as exhibits to this Current Report on Form 8-K (i) the Financial Statements of WellPoint Health Networks Inc. (“WellPoint”) set forth in WellPoint’s Form 10-Q for the quarter ended June 30, 2004 and in WellPoint’s Form 10-K for the year ended December 31, 2003, (ii) a consent of WellPoint’s independent registered public accounting firm with respect to the reference to them in the prospectus which is a part of the Registration Statement and to the incorporation by reference of their report relating to certain of WellPoint’s consolidated financial statements into the Registration Statement, (iii) a letter from WellPoint’s independent registered public accounting firm regarding unaudited interim financial information and (iv) a consent of Anthem’s independent registered public accounting firm with respect to the reference to them in the prospectus which is a part of the Registration Statement and to the incorporation by reference of their report relating to certain of Anthem’s consolidated financial statements into the Registration Statement.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits:

The exhibits listed below relate to the Registration Statement and are filed herewith for incorporation by reference herein and in the Registration Statement.

Exhibit No.	Exhibit

1.1	Form of Underwriting Agreement between Anthem, Inc. and Banc of America Securities LLC

4.16	Senior Note Indenture, dated as of December 31, 2002, between Anthem, Inc. and The Bank of New York, as trustee

4.20	Form of First Supplemental Indenture between Anthem, Inc. and The Bank of New York, as trustee

4.21	Form of Senior Notes (included as Exhibit A in Exhibit 4.20)

5	Opinion of Baker & Daniels

12	Computation of Ratio of Earnings to Fixed Charges

15	Letter from WellPoint’s Independent Registered Public Accounting Firm regarding unaudited interim financial information

23.1	Consent of Anthem’s Independent Registered Public Accounting Firm

23.2	Consent of WellPoint’s Independent Registered Public Accounting Firm

23.3	Consent of Baker & Daniels (included in Exhibit 5)

99.1	The following financial statements of WellPoint, set forth in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, are filed herewith for incorporation by reference in the Registration Statement:

• Consolidated Balance Sheets as of June 30, 2004 and December 31, 2003

• Consolidated Income Statements for the Quarters and Six Months Ended June 30, 2004 and 2003

• Consolidated Statement of Changes in Stockholders’ Equity for the Six Months Ended June 30, 2004

• Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2004 and 2003

• Notes to Consolidated Financial Statements

• Report of Independent Registered Public Accounting Firm

99.2	The following financial statements of WellPoint, set forth in its Annual Report on Form 10-K for the year ended December 31, 2003, are filed herewith for incorporation by reference in the Registration Statement:

• Report of Independent Auditors

• Consolidated Balance Sheets as of December 31, 2003 and 2002

• Consolidated Income Statements for the Years Ended December 31, 2003, 2002 and 2001

• Consolidated Statements of Changes in Stockholders’ Equity for the Years Ended December 31, 2003, 2002 and 2001

• Consolidated Statements of Cash Flows for the Years Ended December 31, 2003, 2002 and 2001

• Notes to Consolidated Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2004

ANTHEM, INC.

By:	/s/ Michael L. Smith

Name:	Michael L. Smith

Title:	Executive Vice President and Chief Financial and Accounting Officer